smart for life INC

LOAN AGREEMENT

This AMENDED AND RESTATED LOAN AGREEMENT, dated as of March 5, 2024 (this "**Agreement**"), is entered into by and between SMART FOR LIFE, INC., a Nevada corporation ("**SFL**") having an address of 990 Biscayne Boulevard, Suite 505, Miami, Florida 33132 and Doctors Scientific Organica LLC d/b/a Smart for Life, Oyster Management Services Ltd, and Lavi Enterprises, LLC ("**DSO**"), on the one hand, and the party(ies) listed on Schedule 1 hereto (and together with its successors and permitted assigns, each a "**Lender**" and together the "**Lenders**"), on the other hand. SFL and DSO are sometimes referred to herein individually as a "**Borrower**" and collectively, the "**Borrowers**".

RECITALS

A. The Borrowers have requested that the Lenders, in the aggregate, make a loan of up to $500,000 to the Borrowers.

B. Each of the Lenders is willing to extend credit to Borrowers in an aggregate principal amount of Five Hundred Thousand Dollars ($500,000) for a 60-month term on the terms and conditions set forth in each Lender's the Promissory Note attached hereto as Exhibit A (the "**Note**") and this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:

1. The Loan.

a. Term Loan. Subject to the terms and conditions of this Agreement and relying upon the representations, warranties and covenants of Borrowers set forth herein, each Lender agrees to make, on the date of this Agreement, a term loan to Borrowers pursuant to and in accordance with the Note and this Agreement (the "**Loan**").

b. Promissory Note. The Loan shall be evidenced by the Note, substantially in the form attached hereto as Exhibit A. Each Lender shall receive its own Note in the amount listed opposite its name on Schedule 1 hereto. Collectively, the Notes shall equal up to the principal amount of $500,000 Neither the original nor a copy of the Note shall be required, however, to establish or prove any obligation by Borrowers to any Lender. Borrowers shall be jointly and severally liable for repayment of the Note. If the Note is ever lost, mutilated, or destroyed, Borrowers shall execute a replacement thereof and deliver such replacement to a Lender upon demand by such Lender. In the event of any inconsistency or conflict between this Agreement and the Note, the terms, conditions and provisions of the Note shall govern and control.

2. Interest. The Note will bear interest at the rate of 12% per annum. Borrower's obligation to repay the Loan and the performance of Borrower's obligations under the Note and this Agreement will be secured by a security interest in and to all of the assets of DSO, including but not limited to equipment, accounts receivable, inventory and raw materials, as set forth in the Note. In no event shall the interest rates applicable under this Agreement or the Note and due to Lender exceed the maximum interest rate allowable under applicable law.

3. Term; Acceleration; Maturity Date. The Loan shall be for a 60-month term and mature and shall otherwise be due and payable as provided in the Note.

4. Closing; Closing Deliveries.

(a) Closing. The closing of the Loan (the "**Closing**") will take place remotely via the electronic exchange of documents and signatures on the date of this Agreement, or at such other time and place as Borrowers and Lender may mutually agree.

(b) Borrower Deliveries. At the Closing, Borrower shall deliver to each Lender or cause to be delivered to each Lender:

(i) the original of the Note, duly signed by Borrower;

(ii) an original counterpart of this Agreement, duly signed by Borrower; and

(iii) a disbursement instruction letter relating to the funding of the proceeds of the Loan (inclusive of the payment of the purchase price for the Acquisition) as approved in form and substance by such Lender, duly signed by Borrower (the "**Disbursement Instruction**").

(c) Lender Deliveries. At the Closing, each Lender:

(i) shall deliver to Borrower an original counterpart of this Agreement, duly signed by Lender; and

(ii) disburse the proceeds of the Loan by wire transfer of immediately available funds in accordance with the Disbursement Instruction (which shall include Borrower's (or applicable third parties') written wire instructions), less any amount withheld pursuant to Section 7(h).

5. Representations and Warranties of Borrowers. Borrowers hereby represent and warrant to the Lenders as follows:

(a) Authorization. All corporate or limited liability company action, as applicable, on the part of each Borrower (as defined in the Note) or their respective officers or directors necessary for the authorization, execution and delivery of the Transaction Documents, the performance of all obligations of Borrowers hereunder and thereunder, and the valid issuance of the Note has occurred or will have occurred prior to the Closing. The Transaction Documents, when executed and delivered by Borrowers, shall constitute valid and legally binding obligations of each Borrower, respectively, enforceable against each Borrower in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights

generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Each has all requisite legal and corporate or limited liability company power, as applicable, to execute and deliver the Transaction Documents to which it is a party and to carry out and perform its obligations thereunder.

(b) Valid Issuance. The Note, when issued and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and nonassessable (and all consideration therefor shall have been paid on the Closing date within the meaning of Rule 144(d) promulgated under the Securities Act), and the Note shall be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Note and applicable state and federal securities laws. Based in part upon the representations of Lender in this Agreement, the issuance of the Note will be exempt from the registration and prospectus delivery requirements of the Securities Act in accordance with the exemption provisions of Rule 506(b) of Regulation D promulgated thereunder, and the issuance of the Note will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

(c) Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of either Borrower is required in connection with the execution and delivery of this Agreement, the Note or the consummation of the transactions contemplated hereby or thereby, except for any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act, or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

(d) Compliance with Other Instruments. Neither the entry into or performance of this Agreement by the Borrowers violates (i) any provision of either Borrower's certificate or articles of incorporation or certificate of formation, as applicable, bylaws, operating agreement or other governing documents or (ii) any provision of (A) any material mortgage, indenture, contract, agreement or instrument to which it is a party or by which it is bound or of any judgment, decree, order or writ applicable to a Borrower or (B) any statute, rule or regulation applicable to a Borrower, which in either case (A) or (B) of this clause (ii), has had or could reasonably be deemed to have, individually or in the aggregate, a material adverse effect of the Borrowers taken as a whole.

6. Representations and Warranties of Lender. Each of the Lenders, individually and not severally, hereby represents and warrants to Borrower as follows:

(a) Power and Authority. Lender has the requisite power and authority to enter into this Agreement, subject to all of the terms and conditions of this Agreement, and to carry out and perform all of its obligations hereunder.

(b) Due Execution. This Agreement has been duly authorized, executed and delivered by Lender, and, upon due execution and delivery by Borrowers, this Agreement will be a valid and legally binding agreement of Lender, enforceable against Lender in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) No Sale of Securities. This Agreement is made with Lender in reliance upon Lender's representations to Borrowers. By executing this Agreement, Lender further represents that it does not have any contract, undertaking, agreement, or arrangement with any person or entity ("**Person**") to sell, transfer or grant participations to such Person, or to any third Person, with respect to the Note.

(d) Accredited Investor Status. Lender is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Lender agrees to provide any additional documentation that Borrowers may reasonably request to verify that Lender meets applicable accredited investor financial suitability standards.

(e) Legend. Lender understands that the Note will be endorsed with a legend substantially as follows (in addition to any other applicable legends):

> THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS [NOTE/SECURITY] HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND IN THE ABSENCE OF COMPLIANCE WITH APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and Borrower shall issue a replacement Note without such legend to the holder of the securities upon which it is stamped if (i) such securities are registered for resale under the Securities Act, (ii) in connection with a sale transaction, such holder provides Borrower with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, (iii) such holder provides Borrower with reasonable assurance that the securities can be sold pursuant to Rule 144(b)(1) promulgated under the Securities Act (or a successor rule thereto), or (iv) such holder provides Borrower with reasonable assurance that the securities have been or are being sold pursuant to Rule 144.

(f) Government Consents. No consent, approval or authorization of or designation, declaration or filing with any state, federal, or foreign governmental authority on the part of Lender because of any special characteristic of Lender is required in connection with the valid execution and delivery of this Agreement by Lender, and the consummation by Lender of the transactions contemplated hereby; provided, however, that Lender makes no representations as to compliance with applicable state securities laws.

(g) Finders' Fees. Each Lender represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and hereby agrees to indemnify and to hold the Borrowers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other Person

(and the costs and expenses of defending against such liability or asserted liability) for which Lender or any of its employees or representatives are responsible.

(h) Tax Matters. Lender has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, Lender relies solely on such advisors and not on any statements or representations of the Borrowers or any of its agents or representatives. Lender understands that it (and not the Borrowers) shall be responsible for its own tax liability that may arise as a result of this Agreement or the transactions contemplated by this Agreement.

7. Covenants.

(a) Reasonable Best Efforts. Each party shall use its reasonable best efforts to timely satisfy each of the conditions to Closing to be satisfied by it as provided in this Agreement.

(b) Form D and Blue Sky. Borrowers agree to timely file a Form D with respect to the Note as required under Regulation D and to provide a copy thereof to Lender promptly after such filing. Borrowers shall, on or before the Closing date, take such action as Borrowers shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the securities for, sale to Lender at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to Lender on or prior to the Closing date. Borrowers shall make all filings and reports relating to the offer and sale of the securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing date. Notwithstanding the foregoing, Borrowers shall in no event be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the securities, or to taxation as doing business in any jurisdiction where it is not now subject.

(c) Reporting Status. Until the date on which no Notes remain outstanding (the "**Reporting Period**"), SFL shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and SFL shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

(d) Use of Proceeds. Borrowers will use 100% of the proceeds from the Loan to fund the operations of DSO.

(e) No Inconsistent Agreement or Actions. From the date of this Agreement until the first date following the Closing date on which the Note is no longer outstanding, Borrowers shall not enter into any contract, agreement or understanding which limit or restrict Borrower's or any of its Subsidiaries' ability to perform under, or take any other voluntary action to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it under, this Agreement or any of the other Transaction Documents.

(f) Compliance with Note Covenants. From the date of this Agreement until the first date following the Closing date on which the Note is not outstanding, Borrowers shall comply with and not violate or breach, and shall cause the Subsidiaries, as applicable, to comply with and not violate or breach, the covenants and agreements set forth in the Note, the provisions of the Note being incorporated in this Agreement and made a part hereof for all purposes.

(g) Cash Flow Participation Payment. For so long as any amounts due under the Note remain outstanding and subject to the CFPP Cap (defined below), each Lender shall be entitled to receive such Lender's pro rata share (a "**Pro Rata Share**") of 20% of Annual Positive Cash Flow generated by DSO, which shall be calculated on an annualized basis (the "**Cash Flow Participation Payment**"). Calculation of the Cash Flow Participation Payment shall be made contemporaneously with the end of each of SFL's fiscal quarters and shall be paid concurrently with SFL's quarterly or annual filings with the Securities and Exchange Commission ("**SEC**"). For clarity, each Lender shall be entitled to receive no more than its Pro Rata Share of the Cash Flow Participation Payment. By way of example, if DSO generates $500,000 in positive cash flow during the year, the cash flow participation would be 20% of $500,000, which is $100,000. Payment of the Cash Flow Participation Payment is in addition to repayment of the Note and 12% annual interest. The Lender's entitlement to the Cash Flow Participation Payment shall terminate at such time that the total amount of all Cash Flow Participation Payments equal the principal amount of the Loan (the "**CFPP Cap**"). Any amounts due as part of the Cash Flow Participation Payment are not and shall not construed to be evidenced by the Note. The term "**Pro Rata Share**" shall be the percentage set forth on Schedule 1 opposite such Lender's name calculated by dividing the Principal Amount of each Lender's Note by $500,000.

(h) **DSO Product Sales and Intellectual Property.** During the term of the Loan, the Lenders shall pay DSO's suppliers directly or reimburse the Borrowers if DSO's suppliers have been paid directly by DSO or SFL, for all costs associated with the production and sale of SFL branded products by Lenders as well as payroll costs attributable to the sale of such products. All such costs shall be reimbursed directly by SFL or applied as a reduction to the principal amount due under the Loan and related Note. In consideration and as security for the timely repayment of the Loan in full, SFL and DSO hereby grant to Lenders a security interest (the "***IP Security Interest***") in and to all intellectual property, including all patents, patent applications, drawings, formulas, copyrights, trademarks, service marks and other intellectual property and all related goodwill (the "***DSO IP***"). SFL and DSO will execute documents to assist Lenders with the perfection of the IP Security Interest. SFL hereby grants Lenders a limited, royalty-free license to use SFL's trademark in connection with the aforementioned development and sale of DSO products. Lender shall have an exclusive license to use DSO IP in connection with the sale of products on Amazon, Walmart, Ebay and e-commerce platforms for a period equal to the earlier of the full payment of the Loan's principal and interest to the Lender or five (5) years from the date hereof.

Add SFL 1A

8. Indemnification.

(a) In consideration of Lender's execution and delivery of the Transaction Documents, Borrowers hereby agree to indemnify, defend, and hold harmless Lender and its officers, directors, shareholders, managers, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the "**Indemnitees**") from and against any and all actions, causes of action, suits, claims, losses, costs, diminution in value, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable and actual attorneys' fees and expenses (the "**Indemnified Liabilities**"), incurred by any Indemnitees as a result of, arising out of, or relating to (a) the execution, delivery or performance of this Agreement or any other Transaction Document or any agreement, document, certificate or instrument contemplated hereby or thereby, (b) any misrepresentation or breach of any representation or warranty made by Borrowers in this Agreement or any other Transaction Document, (c) any breach of any covenant, agreement or

obligation of Borrowers contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (d) any cause of action, suit or claim brought by, or made against, such Indemnitees and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents in accordance with the terms thereof or any other certificate, instrument or document contemplated hereby or thereby in accordance with the terms thereof. To the extent that the foregoing undertaking by Borrowers may be unenforceable for any reason, Borrowers shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Notwithstanding the foregoing, Borrowers shall not be liable to any Indemnitee under this Section 8(a) for any claim, loss, damage or liability which is finally judicially determined by a court or arbitrator of competent jurisdiction to have resulted primarily from the willful misconduct or gross negligence of such Indemnitee through an act or omission not requested or consented to by Borrower or any officer, agent or representative thereof.

(b) Promptly after receipt by an Indemnitee under this Section 8 of notice of the commencement of any Claim (including any governmental action or proceeding) against such Indemnitee in respect of which indemnity may be sought from Borrower under this Section 8, such Indemnitee shall deliver to Borrower a written notice of the commencement thereof, and Borrower shall have the right to participate in, and, to the extent a Borrower so desires, to assume control of the defense thereof with counsel mutually satisfactory to Borrower and the Indemnitee. In any such proceeding, any Indemnitee may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnitee, unless (i) a Borrower and the Indemnitee shall have mutually agreed to the retention of that counsel, (ii) a Borrower does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by Borrower, the representation by such counsel for the Indemnitee and Borrower would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. Borrowers shall pay reasonable fees for up to one separate legal counsel for Lender. The Indemnitee shall cooperate reasonably with Borrowers in connection with any negotiation or defense of any such action or Claim by a Borrower and shall furnish to such Borrower all information reasonably available to the Indemnitee which relates to such action or Claim. Borrower shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. Borrower shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that Borrower shall not unreasonably withhold, delay or condition its consent. Borrower shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, Borrower shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to Borrower within a reasonable time of the commencement of any such action shall not relieve Borrower of any liability to the Indemnitee under this Section 8, except to the extent that Borrower is prejudiced in its ability to defend such action.

(c) The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(d) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitee against Borrower or others and (ii) any liabilities Borrower may be subject to pursuant to law.

9. Miscellaneous.

(a) Entire Agreement. This Agreement and the documents referred to herein (including the Note) constitute the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Florida, without regard to its conflicts of laws or choice of law provisions.

(c) Consent to Jurisdiction and Service of Process. EACH PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN FLORIDA WILL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL AND THAT SERVICE SO MADE WILL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

(d) Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) Notices. All communications provided for or permitted hereunder will be in writing and will be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by electronic mail, or other electronic means, with evidence of receipt by the addressee, in each case at the following addresses:

If to Borrower: Smart for Life, Inc.
990 Biscayne Boulevard
Suite 505
Miami, FL 33132

Attention: Darren Minton
E-mail: darren.minton@smartforlifecorp.com

If to Lender: Abbsi LLC
3196 North Federal Highway
Boca Raton, FL 33431
Attention: Sasson E. Moulavi
E-mail: sass@verlev.com

The designation of such Person and/or address may be changed at any time by either party upon written notice given under this Section. All notices, demands, requests or other communications sent pursuant to this Section will be deemed received (i) if personally delivered, on the Business Day of delivery if delivered before 5:00 p.m. at the locality of the address of the notice or, if after such time, on the next Business Day, (ii) if sent by telecopy or electronic mail before 2:00 p.m. at the locality of the address of the notice on the day sent if a Business Day or, if such day is not a Business Day or if sent after 2:00 p.m. at the locality of the address of the notice on the next Business Day, (iii) if sent by overnight express carrier for next-Business Day delivery, on the next Business Day immediately following the day sent, or (iv) if sent by registered or certified U.S. Mail deposited in the continental U.S. Mail, on the earlier of the fourth (4th) Business Day after the day sent or when delivered as reflected in the records of the U.S. Mail.

(f) Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement.

(g) Attorneys' Fees. Should any litigation or arbitration be commenced between the parties hereto concerning this Agreement, the party prevailing in such litigation or arbitration shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for attorneys' fees and costs in such litigation or arbitration, which fees and costs shall be determined by the court or arbitrator, as the case may be.

(h) Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(i) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Borrower or Lender (which term shall for purposes of this Section include any subsequent holder of the Note) upon any breach, default or noncompliance of any party under this Agreement or the Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of Borrower or Lender of any breach, default or noncompliance under this Agreement or the Note or any waiver on Borrower's or Lender's part of any provisions or conditions of this Agreement or the Note must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to Borrower and Lender, shall be cumulative and not alternative.

(j) Amendments and Waivers. Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this

Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of Borrower and all Lenders.

(k) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, email transmission, DocuSign or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. The words "execution," "execute," "signed," "signature" and words of like import in or related to this Agreement or any other document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Florida Electronic Signature Act of 1996 (Florida Statutes §§ 668.001-668.006), the Florida Uniform Electronic Transaction Act (Florida Statutes § 668.50), the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

BORROWER:

SMART FOR LIFE, INC.

By:______________________________
Name: Alfonso J. Cervantes, Jr.
Title: Executive Chairman

LENDER:

ABBSI LLC

By:______________________________
Name: Sasson E. Moulavi
Title: Managing Partner

EXHIBIT A

Form of Note

SCHEDULE 1

Lender's Name	Principal Amount	Pro Rata Share
Abbsi LLC	$250,000	50%